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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                _______________



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                               December 7, 2000


                                  AdvancePCS
                  (formerly known as Advance Paradigm, Inc.)
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-21447             75-2493381
(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)               File Number)      Identification No.)


     5215 North O'Connor Boulevard, Suite 1600, Irving, Texas       75039
            (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code: (469) 420-6000
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Item 5.  Other Events.

     Advance Paradigm, Inc. (the "Company") held its 2000 Annual Meeting of Stockholders on December 7, 2000. Detailed information regarding the proposals considered by the stockholders is contained in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on November 6, 2000. At the meeting, the stockholders considered and approved the proposals described below.

     1. David A. George, Jeffrey R. Jay and Jean-Pierre Millon were elected to serve as directors until the Company's Annual Meeting of Stockholders in 2003 by the following vote:

                   David A. George       Jeffrey R. Jay      Jean-Pierre Millon
                   ---------------       --------------      ------------------
     For:            27,078,072            27,158,182            27,078,734
     Withheld:          295,705               215,595               295,043

     2. The Company's certificate of incorporation was amended and restated to change the Company's name to "AdvancePCS," create classes of common stock to be denominated Class A, Class B-1 and Class B-2, reclassify the existing common stock as Class A Common Stock, increase the number of authorized shares of common stock and change the governance structure of the board of directors. A copy of the Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit
          99.1. This proposal was approved by the following vote:

               For:                  24,925,711
               Against:                 156,657
               Abstention:               20,723

     3. The issuance of shares of Class B-1 Common Stock and Class B-2 Common Stock upon conversion of Series A Preferred Stock recently issued by the Company in connection with its acquisition of PCS Holding Corporation was approved by the following vote:

               For:                  24,334,320
               Against:                 703,994
               Abstention:               64,777
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     4.   The Company's Amended and Restated Incentive Stock Option Plan was
          amended to increase the number of shares available for issuance from 6,718,000 to 9,718,000 by the following vote:

               For:                  16,688,374
               Against:               8,339,909
               Abstention:               74,808

     5. The selection of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending March 31, 2001 was ratified by the following vote:

               For:                  26,021,589
               Against:               1,342,726
               Abstention:                9,462


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits.

     The following Exhibits are filed herewith:

          Exhibit No.         Exhibit
          -----------         -------
          99.1                Second Amended and Restated Certificate of
                              Incorporation.


                          [SIGNATURE PAGE TO FOLLOW]
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCEPCS


Date:  December 8, 2000                  By:    /s/ David D. Halbert
                                             -----------------------------------
                                         Name:  David D. Halbert
                                         Title: Chairman of the Board and Chief
                                                Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------
99.1                          Second Amended and Restated Certificate of
                              Incorporation.